EXHIBIT 10.29

THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

COLLABORATIVE RESEARCH, LICENSE &
COMMERCIALIZATION AGREEMENT

between

ANACOR PHARMACEUTICALS, INC.

and

ELANCO ANIMAL HEALTH, a division of ELI LILLY AND COMPANY

        This COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT (this "Agreement") is effective from the Effective Date by and between:

        ANACOR PHARMACEUTICALS, INC. a privately-held Delaware corporation, having a place of business at 1020 East Meadow Circle, Palo Alto, CA 94303-4230 (hereafter referred to as "Anacor");

and

        ELI LILLY AND COMPANY, a publicly-traded Indiana corporation, operating through its Elanco Animal Health division and having a principal place of business at 2500 Innovation Way N., Greenfield, Indiana 46140-9163 USA and its Affiliates (hereafter collectively referred to as "Elanco").

INTRODUCTION

        A.    WHEREAS, Anacor and/or its Affiliate(s) possesses proprietary technology and know-how that allow it to develop and commercialize technology, including boron-based technology.

        B.    WHEREAS, Anacor and/or its Affiliate(s) have facilities and personnel that enable it to design, develop and possibly manufacture various embodiments of Anacor's technology.

        C.    WHEREAS, Anacor and/or its Affiliate(s) possess know-how, expertise and intellectual property rights pertaining to the design, development and manufacturing of products utilizing Anacor's technology.

        D.    WHEREAS, Elanco is engaged in the research, development, marketing, manufacturing and distribution of food chain and companion animal products including animal health pharmaceutical and diagnostic products.

        E.    WHEREAS, Elanco desires to engage in a collaborative effort with Anacor pursuant to which Anacor and Elanco will jointly carry out research and development programs to discover and develop compounds in the target areas in the Field in the Territory.

        F.     WHEREAS, Anacor desires to grant Elanco, and Elanco desires to obtain, a license under Anacor's intellectual property rights to further develop and commercialize the compounds resulting from such research and development programs as products in the Field in the Territory, subject to the terms and conditions set forth herein.

        NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

        Interpretation.    In this Agreement, unless the context otherwise requires, a reference to:

  (a)
  a paragraph, section, exhibit or schedule is a reference to a paragraph, section, exhibit or schedule to this Agreement;

  (b)
  any document includes a reference to that document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

  (c)
  a statute or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

  (d)
  the singular includes the plural and vice versa, except as it regards the definitions of Party and Parties;

  (e)
  a Party, person or entity includes:

  (i)
  an individual, firm, company, corporation, association, trust, estate, state or agency of a state, government or government department or agency, municipal or local authority and any other entity, whether or not incorporated and whether or not having a separate legal personality; and

  (ii)
  an employee, agent, successor, permitted assign, executor, administrator and other representative of such party, person or entity;

  (f)
  one gender includes the other;

  (g)
  "written" and "in writing" include any means of reproducing words, figures or symbols in a tangible and visible form;

  (h)
  a month or year is a reference to a calendar month or calendar year, as the case may be;

  (i)
  individuals or persons include companies and other corporations and vice versa;

  (j)
  the word "including" shall be deemed to be followed by the phrase "without limitation" or like expression; and

  (k)
  Capitalized terms in this Agreement refer to the terms defined on first use, including the following:

        "Affiliate" means any corporation or other entity that controls, is controlled by, or is under common control with a Party to this Agreement. A corporation or other entity will be regarded as in control of another corporation or entity if the latter corporation or entity owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the former corporation or other entity, or if the latter corporation or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the former corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the former corporation or other entity.

        "Agreement" means this formal legal document if ultimately signed by both Parties, effective as of the Effective Date.

        "Anacor Invention" means any Invention (other than a Joint Invention) that is discovered, made, or conceived by or on behalf of Anacor and/or its Affiliates (other than by Elanco or its Affiliates) in the course of performing its activities under the Product Development Plan. For clarity, any invention by Anacor and/or its Affiliates outside the Product Development Plan will be solely owned by Anacor and/or its Affiliates and will not be deemed an Anacor Invention, unless such invention uses or incorporates Elanco Confidential Information or Elanco IP.

        "Anacor Patent Rights" means any and all Patent Rights Controlled by Anacor and/or its Affiliates during the term of this Agreement that are necessary or reasonably useful for the development, manufacture, sale or commercialization of an Elanco Compound or Product in the Field.

        "Anacor Research IP" means any and all Patent Rights, Inventions and Technology Controlled by Anacor and/or its Affiliates that are necessary or reasonably useful for Elanco to conduct its activities under the Product Development Plan.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        "Anacor Technology" means any and all Technology Controlled by Anacor and/or its Affiliates during the Research Term that is necessary or reasonably useful for the development, manufacture, sale or commercialization of an Elanco Compound or Product in the Field.

        "Backup Compound" means, with respect to an Elanco Compound (as defined in clause (a) of the definition of Elanco Compound), those Candidate Compounds selected by Elanco pursuant to Section 4.8 as backup compounds for such Elanco Compound.

        "Candidate Compound" means a compound discovered or developed under the Product Development Plan that uses or incorporates Anacor Patent Rights, Anacor Research IP, Anacor Technology or Anacor Inventions and that [***].

        "Companion Animal" means entire species, groups or individual non-human animals whose primary purpose is not for food, fur or wool production, including canine, equine and feline species.

        "Confidential Information" means all know-how, trade secrets, technical information, specifications, data, formulae, intellectual property or software of a Party relating to or arising out of this Agreement including:

  (a)
  all communications between the Parties or information of whatever kind whether recorded or not and, if recorded, in whatever medium, relating to or arising out of the Product Development Plan, the Design & Development Program, the Anacor Patent Rights, the Elanco Patent Rights, the Elanco Inventions, Anacor Inventions, Anacor Technology, Elanco Research IP, Anacor Research IP, Elanco IP or this Agreement, whether disclosed prior to or after entering into this Agreement;

  (b)
  any information that the Party indicates in writing is information of a confidential nature or which is marked "confidential";

  (c)
  all Information or Confidential Information (each as defined in the applicable Existing Agreement) disclosed under the Existing Agreements; and

  (d)
  all copies and excerpts of the communications, information, notes, reports and documents in whatever form referred to in paragraph (a), (b) or (c) of this definition.

        "Control" means, with respect to any information or intellectual property right, possession of the ability to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangement with any Third Party, provided, in any event, that Anacor shall not, after the Effective Date, alter its Control in the Field with respect to Anacor Technology or Anacor Patent Rights to the detriment of Elanco's rights under this Agreement.

        "Design & Development Program" means the work performed by Anacor and Elanco and/or their respective Affiliate(s) during the Research Term in accordance with the Product Development Plan as revised from time to time as provided in this Agreement.

        "Development Committee" means the joint committee composed of representatives of Anacor and Elanco, as described in this Agreement.

        "Development Decision" means a decision to move a Candidate Compound (including up to [***] Backup Compounds selected pursuant to Section 4.8) into Product development made by Elanco in the drug development process following [***].

        "Dollar" or "$" means the lawful currency of the United States of America.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        "Effective Date" means the last date of signature on this Agreement.

        "Elanco Compound" means (a) a Candidate Compound directly resulting from the Design & Development Program that is selected by Elanco for development and commercialization as a Product following a Development Decision, and (b) the [***] Backup Compounds to such selected compound that are selected pursuant to Section 4.8. Subject to Section 2.9, Elanco Compounds shall not include (i) any compound that is subject to an option or license granted by Anacor to a Third Party prior to the Effective Date, (ii) any of the compounds referred to by Anacor as [***], and all backup compounds thereto, (iii) [***], (iv) any compound useful for treating, diagnosing or preventing [***], unless agreed otherwise by Anacor and (v) any [***], unless agreed otherwise by Anacor.

        "Elanco Invention" means any Invention (other than a Joint Invention) that is discovered, made, or conceived by or on behalf of Elanco and/or its Affiliates (other than by Anacor or its Affiliates) in the course of performing its activities under the Product Development Plan. For clarity, any invention by Elanco and/or its Affiliates outside the Product Development Plan will be solely owned by Elanco and/or its Affiliates and will not be deemed an Elanco Invention, unless such invention uses or incorporates Anacor Confidential Information, Anacor Patent Rights, Anacor Inventions or Anacor Technology.

        "Elanco IP" means any and all Patent Rights, Inventions and Technology owned and/or controlled by Elanco.

        "Elanco Patent Rights" means any and all Patent Rights covering or claiming an Elanco Invention.

        "Elanco Research IP" means any and all Patent Rights and Technology Controlled by Elanco and/or its Affiliates that are necessary or reasonably useful for Anacor to conduct its activities under the Product Development Plan.

        "Existing Agreements" means the following agreements between the Parties, each as amended as of the [***]; [***].

        "Field" means (a) [***], applications and uses for, [***], [***], [***] [***]. Notwithstanding the foregoing, "Field" shall not include: (i) [***], (ii) [***], (iii) subject to Section 2.9, the use of any Anacor Technology in a field that is subject to an option or license granted by Anacor to a Third Party prior to the Effective Date, and (iv) the treatment, diagnosis or prevention of [***], unless agreed otherwise by Anacor. For clarity, the Field shall not include any use that is aimed at the diagnosis, treatment, prevention and/or control of any human diseases or condition, including any studies with or in non-human animals for the purpose of researching or developing products intended for human use.

        "First Commercial Sale" of any Product means the first sale for use by an end-user customer of such Product in a country.

        "[***] means a fixed-dose [***] as may be added by the Parties pursuant to Section 5.7(a).

        "Generic Product" means, with respect to a particular Product and country, a product that (a) is sold by a Third party (who is not authorized or licensed by Elanco or its Affiliates, or by Anacor or its Affiliates at the request of Elanco, and who did not purchase such product in a chain of distribution that included Elanco or its Affiliates or sublicensees), and (b) contains the same Elanco Compound as such Product.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        "GxP" means compliance with all relevant Regulatory Agency requirements for Good Clinical Practices (per FDA/CVM guidance "Good Clinical Practices: VICH GL9"), Good Laboratory Practices (per FDA/CVM regulation "21 CFR Part 58"), and Current Good Manufacturing Practices (per FDA/CVM regulation "21 CFR Part 211, 225 or 226"), and equivalents in all countries outside the United States.

        "Invention" means patentable and non-patentable ideas, discoveries or other Technology made or conceived by or on behalf of one or more employee(s), contractor(s) or agent(s) of Anacor or Elanco, which arise in the performance of a Party's obligations under, and during the term of, this Agreement.

        "Joint Invention" means an Invention discovered, made, or conceived jointly by Anacor employee(s), contractor(s) or agent(s) and Elanco employee(s), contractor(s) or agent(s).

        "Joint Patent Rights" means Patent Rights covering or claiming a Joint Invention.

        "NADA" means a New Animal Drug Application, as defined in the U.S. Food, Drug and Cosmetic Act, as amended, and applicable regulations promulgated thereunder by the U.S. Food and Drug Administration or its successor, or any other equivalent application submitted to a Regulatory Agency for approval to market a Product in the U.S. or any other country.

        "Net Sales" means, with respect to a Product, the gross amount invoiced by Elanco (including any Elanco Affiliate) or any sublicensee thereof to unrelated Third Parties (excluding any sublicensee who resells such Product) for Product sales in the Territory, less the following actual amounts incurred or accrued (as may be adjusted from time to time) for:

  (a)
  Customary trade, quantity and cash discounts allowed;

  (b)
  [***];

  (c)
  Discounts, refunds, rebates, chargebacks, retroactive price adjustments and similar allowances, limited to reasonable adjustments and allowances which effectively reduce the net selling price;

  (d)
  Actual Product returns or allowances;

  (e)
  [***];

  (f)
  Any tax imposed on the sale, delivery or use of the Product, including sales, use, excise or value added taxes, but excluding any tax on income; and

  (g)
  [***].

        Such amounts will be determined from the books and records of Elanco, Elanco Affiliates and/or sublicensee(s) (as applicable), maintained in accordance with U.S. Generally Accepted Accounting Principles (also known as "GAAP") or, in the case of sublicensees, such similar accounting principles, consistently applied. Elanco further agrees in determining such amounts, it will use Elanco's then-current standard procedures and methodology consistently applied across all of its products, including Elanco's then-current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of sublicensees, such similar methodology, consistently applied.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        In the event that the Product is sold as part of a Combination Product (where "Combination Product" means any pharmaceutical product which comprises the Product and other active compound(s) and/or ingredients), not to include the [***], the Net Sales of the Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition) by the fraction, A / (A+B) where A is the [***] of the Product when sold separately in finished form, and B is the [***] of the other product(s) sold separately in finished form.

        In the event that the [***] of the Product can be determined but the [***] of the other product(s) cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A / C where A is the [***] of the Product when sold separately in finished form and C is the [***] of the Combination Product.

        In the event that the [***] of the other product(s) can be determined but the [***] of the Product cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the following formula: one (1) minus B / C where B is the [***] of the other product(s) when sold separately in finished form and C is the [***] of the [***].

        In the event that the [***] of both the Product and the other product(s) in the Combination Product cannot be determined, the Net Sales of the Product shall be determined by the Parties in good faith to reasonably reflect the fair market value of the contribution of the Product in the Combination Product to the total market value of such Combination Product.

        The [***] for a Product, other product(s), or Combination Product shall be [***]. When determining the [***] of a Product, other product(s), or Combination Product, the [***] for the respective Product, other product(s), or Combination Product. In the [***] will be used for the Product, other product(s), or Combination Product. Any over or under payment due to a difference between [***] will be paid or credited in the first royalty payment of the following Calendar Year.

        "Notice" means the definition provided in Section 11.6.

        "Parties" means Anacor and Elanco.

        "Party" means Anacor or Elanco.

        "Patent Rights" means rights under all patents, provisional and non-provisional, (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, patents of addition, supplementary protection certificates or the equivalents thereof) and under all provisional and non-provisional patent applications (including all continuations, continuations-in-part and divisionals thereof).

        "POC Study(ies)" means one or more initial Candidate Compound proof-of-concept studies that Elanco may conduct in accordance with the Product Development Plan, and if so at Elanco's expense, to determine whether to select such Candidate Compound as an Elanco Compound. The criteria for establishing POC Studies will be determined within thirty (30) days after the Effective Date and attached as Exhibit B of this Agreement.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        "Primary Contact Person" means the respective individuals designated by Anacor and Elanco, as noted in Exhibit D, who will be responsible for the day-to-day interactions between the Parties related to the Design & Development Program and the management of the day-to-day operations of the Design & Development Program. Each Party may change its Primary Contact Person upon Notice to the other Party.

        "Product" means any product that includes an Elanco Compound, whether or not as the sole active ingredient and in any dosage form or formulation and regardless of mode of delivery, which product is registered or sold by or for Elanco or its Affiliates or their respective sublicensees in the Field in the Territory.

        "Product Development Plan" means the written plan setting forth the activities to be conducted by the Parties during the Research Term for each Project and estimated timelines therefor, as amended from time to time by the Development Committee pursuant to Section 4.2(a).

        "Program Year" means each twelve (12) calendar month period during the term of the Design & Development Program, except that (a) the first Program Year will not be twelve (12) calendar months in length, but will be the period from the Effective Date through 31-December of that calendar year, and (b) the last Program Year will not be twelve (12) calendar months in length, but will be the period from 1-January through the end of the Research Term in the last Program Year.

        "Project" means one of the research and development projects to be conducted by the Parties under the Design & Development Program in the following focus areas: (a) [***] in focus areas to be determined by the Development Committee pursuant to Section 4.2(c).

        "Protocol Concurrence" means Elanco's receipt of Regulatory Agency approval of submitted study designs of pivotal safety and efficacy study(ies).

        "Reasonable Commercial Efforts" means effort, expertise and resources normally used by [***] in the development and/or commercialization of a compound or product owned or controlled by [***] which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors.

        "Regulatory Agency" means any governmental authority that regulates Products, including the Drug Enforcement Administration (DEA), including the Controlled Substance Section (CSS); Environmental Protection Agency (EPA); Food and Drug Administration (FDA), including the Center for Veterinary Medicine (CVM) and the Center for Drug Evaluation and Research (CDER); Food Safety and Inspection Service (FSIS); U.S. Department of Agriculture (USDA); or any counterparts thereof in jurisdictions outside of the USA.

        "Rejected Field" has the meaning provided in Section 2.2(b).

        "Research Term" means the period of time commencing on the Effective Date and expiring 48 (forty-eight) months after the Effective Date, unless terminated sooner by the Parties pursuant to Section 4.1.

        "Technology" means specifications, sketches, drawings, schematics, prototypes, methods, protocols, know-how, trade secrets, chemical structures, all proprietary data, information, inventions, regulatory submissions, material, compounds, strains, cell lines or other intellectual property of any kind, excluding Patent Rights.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        "Territory" means worldwide.

        "Third Party" means any entity, including any natural person, other than Anacor or Elanco and their respective Affiliates.

        "Valid Claim" means either (a) a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through re-examination, reissue or disclaimer or otherwise; or (b) a claim of a pending patent application, which claim was filed in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of said application, provided that no more than [***] years has passed from the filing date of such patent application.

ARTICLE II
LICENSING AND TRADEMARKS; EXCLUSIVITY

        2.1    License Grant to Elanco.    Subject to the terms and conditions of this Agreement, Anacor hereby grants to Elanco (a) the sole and exclusive (even as to Anacor) sub-licensable (solely in accordance with Section 2.5) license under Anacor Technology, Anacor Patent Rights, Anacor Inventions and Anacor's interest in Joint Patent Rights, if any, to research, develop, make, have made, use, sell, have sold, offer for sale, import and export Elanco Compounds and Products in the Field in the Territory and (b) a co-exclusive (with Anacor), non-sub-licensable license under the Anacor Research IP during the Research Term solely for Elanco to conduct its activities under the Product Development Plan, including to research and develop Candidate Compounds, in each of case (a) and (b) subject to Anacor's retained rights under the Anacor Technology, Anacor Patent Rights, Anacor Inventions, Joint Patent Rights and Anacor Research IP to conduct Anacor's obligations under the Product Development Plan during the Research Term.

        2.2    Anacor Rights and Rights Retained; Rejected Fields; Field.

          (a)   Anacor retains its rights for any and all purposes outside the Field in the Territory to use the Anacor Technology, Anacor Patent Rights, Anacor Inventions and Anacor Research IP (including to research, develop, make, have made, use, sell, have sold, offer for sale, import, export and license products and processes).

          (b)   Anacor shall have a right to propose focus areas at any time during the Research Term. Each Anacor Project proposal shall include a description of the efforts, all supporting data and an estimate of the resources contemplated by each of the Parties to conduct such Project. Any such Project shall be in addition to the resource requirements of the ongoing Projects. Each such focus area that is proposed by Anacor and not agreed as a Project by Elanco or Elanco's Development Committee members [***] shall be deemed a "Rejected Field" and thereafter excluded from the definition of Field.

          (c)   Within thirty (30) days after the end of the Research Term, the Parties shall amend this Agreement to specify all focus areas of the designated Projects under this agreement [***].

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        2.3    License Grant to Anacor.    Subject to the terms and conditions of this Agreement, Elanco hereby grants to Anacor (a) the sole and exclusive sub-licensable license under the Elanco Inventions, Elanco Patent Rights and Elanco's interest in Joint Patent Rights, if any, to research, develop, make, have made, use, sell, have sold, offer for sale, import and export any products other than Products (or any other product containing an Elanco Compound) outside the Field in the Territory and (b) a nonexclusive, non-sub-licensable license under the Elanco Research IP during the Research Term solely for Anacor to conduct its activities under the Product Development Plan.

        2.4    Rights Reverting to Anacor.    Elanco shall inform Anacor via Notice promptly after deciding to cease development or commercialization of any Elanco Compound or Product, [***]. Without limiting any other applicable provisions of this Agreement, Anacor's rights granted to Elanco to a specific Elanco Compound or Product, as applicable, will revert to Anacor [***] if:

  (a)
  Elanco informs Anacor via Notice that [***] or that Elanco is ceasing development or commercialization of such Elanco Compound or Product [***]; or

  (b)
  Anacor provides Notice to Elanco under Section 5.1, and Elanco fails to pay or opts not to pay any valid milestone payment due to Anacor in accordance with Section 5.1; or

  (c)
  this Agreement is terminated by Elanco in accordance with Section 10.8.

If any such Elanco Compound or Product reverts to Anacor in accordance with this Section 2.4, then Anacor will again have Anacor's rights with respect to such reverted Elanco Compound or Product, to use and exploit such reverted rights. In addition, Elanco hereby grants to Anacor, effective upon such reversion, a fully-paid, sub-licenseable, perpetual, irrevocable, exclusive license under the Elanco Inventions and Elanco Patent Rights, and any other Technology and Patent Rights Controlled by Elanco or its Affiliates that claim, cover or embody such Elanco Compound or Product or its manufacture or use, to make, have made, use, sell, offer for sale and import the reverted Elanco Compound and Product in the Territory (i) in the Field [***] and (ii) outside the Field. For clarity, the "rights to Technology and Patent Rights Controlled by Elanco or its Affiliates" in the preceding sentence shall be limited to Technology and Patent Rights embodied in or necessary to manufacture or use, to make, have made, use, sell, offer for sale and import the reverted Elanco Compound and Product as of the date of reversion.

        2.5    Sublicenses.    Subject to the other provisions of this Agreement, and upon the prior written approval of Anacor, not to be unreasonably withheld, Elanco shall have the sole right to sublicense any and all rights licensed to Elanco under Section 2.1; provided, however, that Elanco's sublicensee shall not have the right to grant further sublicenses without the prior written consent of Anacor, which shall be at Anacor's sole discretion. Any such sublicense by Elanco shall be consistent with the terms of this Agreement, and shall include an obligation for each such sublicensee to comply with the applicable obligations of Elanco set forth in this Agreement. Elanco shall be responsible for any breach of this Agreement that is caused by the performance (or failure to perform) of its sublicensee. The grant of a sublicense will not relieve Elanco of its obligations under this Agreement, except to the extent they are satisfactorily performed by such sublicensee.

        2.6    Trademarks.    Elanco will be free to use and to register in any trademark office any trademark for use with a Product in its sole discretion, except for trademarks proprietary to Anacor and its Affiliates. Elanco will own all right, title and interest in and to any such trademark in its own name during and after the term of this Agreement, except as provided in Section 10.3, except for trademarks proprietary to Anacor and its Affiliates.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        2.7    Anacor Exclusivity.    Except for Anacor's activities under the Product Development Plan and except with respect to a Product whose rights have reverted to Anacor pursuant to Section 2.4, Anacor shall not, either alone or with or for any Third Party or through outlicense to any Third Party, research, develop or commercialize any compound in the Field during the Research Term [***]. For clarity, the definition of Field as used in this Section 2.7 shall be subject to adjustment during the Research Term to exclude Rejected Fields, and shall be [***].

        2.8    Elanco Exclusivity.    Except pursuant to this Agreement, Elanco and its Affiliates shall not, either alone or with or for any Third Party, research, develop or commercialize any small molecule compound [***], in each case (a) and (b) during the Research Term and for [***] thereafter. For clarity, the foregoing shall not restrict Elanco from conducting any research or development with compounds [***], so long as the research is not directed toward developing a product for sale that contains a [***] in the final product.

        2.9    Anacor Compounds Outside the Field.    With respect to any compounds that are (a) subject to an option or license granted by Anacor to a Third Party prior to the Effective Date, (b) [***], (c) compounds useful for treating, diagnosing or preventing [***] or (d) any other compound that [***], Anacor shall notify, via Notice, Elanco if any such compounds are no longer being developed by Anacor or its Third Party licensee or optionee, and in such event such compounds shall no longer be excluded from the definitions of Field and Elanco Compound. Notwithstanding anything to the contrary in the definitions of Field and Elanco Compound, or elsewhere in this Agreement, Anacor shall not have the right to exclude from such definitions, at any particular time, any compound that was an Elanco Compound prior to such Notice.

        2.10    No Implied Licenses.    Except as expressly set forth in this Agreement, neither Party grants to the other Party any license, express or implied, under its intellectual property rights.

ARTICLE III
DEVELOPMENT COMMITTEE

        3.1    Development Committee Formation and Composition.    A joint committee comprised of four (4) members, two (2) named representatives of each of Elanco and Anacor (the "Development Committee"), if not listed in Exhibit D below, will be appointed within thirty (30) days of the Effective Date. Each Party will provide the other Party via Notice with the name, title, e-mail address, telephone number and facsimile number of their respective Development Committee members and such information will be set forth in Exhibit D. The Development Committee will meet as needed, but not less than once each quarter during the Research Term or upon such schedule as agreed upon by the Development Committee. Such meetings will be at such times agreed to by Anacor and Elanco, and will alternate between the offices of the Parties unless the Parties otherwise agree, or will be in such other form (e.g., telephone or video conference) as the members of the Development Committee will agree.

        3.2    Development Committee Functions and Powers.    The Development Committee will be responsible for review and oversight of the Design & Development Program consistent with each Party's internal policies and procedures. Notwithstanding anything to the contrary, the Development Committee will have no right, power or authority to amend this Agreement. The principal functions of the Development Committee will include:

  (a)
  approving the Product Development Plan and any amendments thereto;

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

  (b)
  determining additional Projects to be conducted under the Design & Development Program or whether to terminate any ongoing Project;

  (c)
  monitoring the progress and results achieved under the Design & Development Program;

  (d)
  fostering the collaborative relationship between the Parties;

  (e)
  facilitating the transfer and development of Anacor Technology in accordance with this Agreement; and

  (f)
  such other functions in regard to the Design & Development Program as mutually agreed by the Parties.

A Party may change one or more of its representatives to the Development Committee at any time. Members of the Development Committee may be represented at any meeting by another member of the Development Committee, or by a deputy. Either Party may permit additional employees and consultants to attend and participate (on a non-voting basis) in the Development Committee meetings, subject to the confidentiality provisions of this Agreement.

        3.3    Decisions of the Development Committee.    A quorum of the Development Committee will be present at any meeting of the Development Committee if one (1) representative of each Party is present at such meeting in person or by telephone or videoconference. If a quorum exists at any meeting, a unanimous vote of the members of the Development Committee present at such meeting is required to take any action on behalf of the Development Committee. No actions may be taken by the Development Committee at a meeting if a quorum is not present. If the Development Committee fails to reach unanimity on a matter before it for decision, the matter shall be referred to the Chief Executive Officer of Anacor and the President of Elanco for attempted resolution by good faith negotiations. If such officers fail to reach a resolution within thirty (30) days after the matter is referred to them, then (a) if the matter relates to the inclusion of a new Project under the Design & Development Program, such Project shall not be included, unless the Parties subsequently mutually agree on the research area and scope of Project; (b) the matter shall be resolved consistent with Elanco's position to the extent such matter relates to the development of Elanco Compounds and/or their use in the Field; (c) the matter shall be resolved consistent with Anacor's position to the extent such matter relates to technical issues involving Anacor's Patent Rights or Technology; and (d) respect to all other matters, the matter shall be resolved in accordance with the dispute resolution provisions set forth in Section 12.1 of this Agreement.

        3.4    Chair.    The Development Committee will be chaired by one Elanco representative appointed by Elanco. The chair does not have a second or casting vote.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        3.5    Minutes and Reports.    The Development Committee will be responsible for keeping accurate minutes of its deliberations that record all proposed decisions and all actions recommended or taken. Within ten (10) business days of each meeting, the chair will provide the Parties with draft minutes of such meeting and a draft of a written accompanying report describing in reasonable detail the status of the Design & Development Program, a summary of the work and progress to date, any issues requiring resolution and any proposed decisions and actions recommended or taken to all members of the Development Committee. Minutes will be deemed approved unless a Development Committee representative of either Party objects to the accuracy of such minutes or accompanying report by providing Notice to the other Party's Development Committee representatives within thirty (30) days of receipt of such minutes and report. In the event that any such objection is not resolved by the Development Committee, such minutes and accompanying report will be amended to reflect such unresolved dispute. All records of the Development Committee will be considered Confidential Information of each Party and will be available to both Parties.

        3.6    Information and Results.    Except as otherwise provided, the Parties will make available and disclose to one another all results of the work conducted pursuant to the Design & Development Program prior to and in preparation for the Development Committee meetings, by the deadline and in the form and format to be designated by the Development Committee.

        3.7    Subcontracts.    Each Party may subcontract to Affiliates and Third Parties portions of the Design & Development Program to be performed by such Party with the prior written approval of the other Party, not to unreasonably withheld; provided, however, that such Affiliate and Third Party subcontractors will be required to enter into appropriate obligations of confidentiality including a grant of exclusive license rights by the subcontractor to the subcontracting Party (said agreements of which signed copies will be submitted to the Development Committee upon request by Anacor), unless such subcontracting would not require the transfer of Confidential Information to the Affiliate or Third Party subcontractor, and further provided that the Parties' rights under this Agreement are not adversely affected.

ARTICLE IV
DESIGN & DEVELOPMENT PROGRAM; PRODUCT DEVELOPMENT AND COMMERCIALIZATION

        4.1    Performance of Design & Development Program.    Anacor and Elanco will establish a program under which Anacor and Elanco will use Reasonable Commercial Efforts to collaboratively develop Product(s), with the initial goal of developing compounds in the [***] Project, with the understanding that new Projects will be added during the Research Term as provided in Section 3.3 and Section 4.2. Each Party shall use Reasonable Commercial Efforts to conduct the activities allocated to such Party in the Product Development Plan, according to the timelines set forth therein. In general, and as more specifically set forth in the Product Development Plan, Anacor shall be responsible for conducting [***] under the Design & Development Program, and Elanco shall be responsible for conducting [***] under the Design & Development Program. Except for payments under Section 4.10 or as otherwise expressly set forth in this Agreement, each Party shall be solely responsible for all internal and external costs and expenses it incurs to conduct its activities under the Design & Development Program. Elanco shall have the right to terminate the Research Term effective no earlier than [***] from the Effective Date, upon [***] days prior written notice to Anacor.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        4.2    Product Development Plan.

  (a)
  The Design & Development Program will be conducted in accordance with the Product Development Plan, which describes the work to be pursued by Anacor and Elanco during each Program Year during the Research Term. The initial Product Development Plan for the [***] Project is attached hereto as Exhibit A. Within thirty (30) days after the Effective Date, Elanco will provide a revised, comprehensive version of such initial Product Development Plan to the Development Committee for review and approval. As additional Projects are added pursuant to Section 4.2(c), Elanco will prepare and provide a Development Plan to the Development Committee for review and approval within thirty (30) days following the selection of each new Project by the Development Committee. Except for the first Program Year, the Product Development Plan will be updated and approved by the Development Committee no later than ninety (90) days prior to the start of each Program Year. The Product Development Plan in effect at any time may only be amended by the Development Committee, subject to Section 3.3. If at any time during the Program Year, either Party determines that a change to the Product Development Plan is necessary, such Party will prepare and submit to the Development Committee a written proposal detailing its proposed changes to the Product Development Plan, and the Development Committee will consider and act on such proposed changes at the next meeting, or sooner if necessary in light of the proposed change.

  (b)
  The Development Committee will identify [***] as needed to provide research activity for the Anacor research teams for consideration as part of the Design & Development Program. Anacor may, but shall not be obligated to, also recommend compounds identified by Anacor outside of the Design & Development Program for consideration as potential Candidate Compounds by the Development Committee.

  (c)
  During the Research Term, the Development Committee shall identify additional Projects necessary to adequately provide research areas for the Anacor research teams as outlined in Section 4.10(a), and may terminate any ongoing Project. Promptly after a selection decision for a Project, the Development Committee shall amend the Product Development Plan to include a description of the activities allocated to each Party under such additional Project and estimated timelines therefor. For clarity, the focus area of and activities of any such new Project shall be included under this Agreement only with the mutual written agreement of both Parties.

        4.3    Sharing of Testing, Marketing, Manufacturing and Regulatory Data.    The Parties will provide to each other, at no charge, access to testing and pilot manufacturing data generated under the Design & Development Program relevant to Products in the Field, subject to existing confidentiality obligations. The Parties will provide to each other, at no charge, access to regulatory data relevant to Products in the Field, or if required in response to inquiries from Regulatory Agencies related to Products, subject to existing confidentiality obligations.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        4.4    Results and Records.    The Parties will make available and disclose to one another all results of the work conducted pursuant to the Design & Development Program, and will keep such records as described herein; provided that each Party will maintain such results and records of the other Party in confidence in accordance with the confidentiality provisions in this Agreement, and will not use such results or records of the other Party except to the extent otherwise permitted by this Agreement. The Parties will maintain records of the results in sufficient detail and in good scientific manner appropriate for patent purposes, and in a manner that properly reflects all work done and results achieved in the performance of the Design & Development Program (including all data in the form required to be maintained under any applicable governmental regulations). Such records will include reports, research notes, charts, graphs, computations, analyses, recordings, photographs, and other graphic or written data specifically relevant to the Design & Development Program.

        4.5    Availability of Employees.    Each Party agrees to make its employees and non-employee consultants reasonably available at their respective places of employment to consult with the other Party on issues arising during the Research Term in connection with the Design & Development Program or in connection with any request related to a Product or the Design & Development Program from any Regulatory Agency, including regulatory, scientific, technical and clinical testing issues.

        4.6    Visit of Facilities.    Representatives of the Parties may, upon reasonable advanced notice and at times reasonably acceptable to the other Party, visit the portions of the other Party's facilities where activities are being performed in connection with the Design & Development Program, and consult informally, during such visits and by telephone, facsimile and e-mail, with the other Party's personnel performing work on the Design & Development Program. Notwithstanding the foregoing, either Party may restrict the other's access to its facilities as required to protect the confidentiality of information not directly related to the Design & Development Program.

        4.7    Material Transfer.    To facilitate the conduct of the Design & Development Program, either Party may provide to the other Party certain biological materials or chemical compounds owned by or licensed to the supplying Party for use by the other Party in furtherance of the Design & Development Program (collectively, "Materials"). Except as otherwise provided under this Agreement, all such Materials delivered to the other Party shall remain the sole property of the supplying Party, shall be used only in furtherance of the Design & Development Program and solely under the control of the other Party (or its Affiliates), shall not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, and shall not be used in research or testing involving human subjects, unless expressly agreed. The Materials supplied under this Section 4.7 are supplied "as is" and must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known.

        4.8    Selected Design.    Sample Development Decision criteria for the [***] Project are attached hereto as Exhibit C. Within thirty (30) days after the Development Committee identification of an additional Project, Elanco shall provide to Anacor sample Development Decision criteria for such Project. During the Design & Development Program, following a Development Decision, Elanco will have the right to select such Candidate Compound as an Elanco Compound, and up to [***] additional Candidate Compounds as Backup Compounds with respect to such Elanco Compound, for development and commercialization. [***] Within ten (10) days after making a Development Decision, Elanco will notify the Development Committee of the selected Elanco Compound (including Backup Compounds) via Notice.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        4.9    Product Development by Elanco.    Upon Elanco's selection of an Elanco Compound, Elanco will conduct and, as between the Parties, will be solely responsible for all development activities in the Field and Territory for Products containing such Elanco Compound, including the preparation and submission of the appropriate regulatory documents required for commercialization within the Field and Territory, and all such activities shall be at Elanco's sole expense. Elanco will comply with all applicable laws and regulations in developing Products, including all applicable GxP. Elanco will use Reasonable Commercial Efforts to develop and commercialize each Elanco Compound as a Product throughout the Territory. On an annual basis, Elanco will provide Anacor with a written report summarizing Elanco's development activities and results with respect to each Elanco Compound and Product since the last such report.

        4.10    Technology Maintenance by Anacor.

  (a)
  Elanco will pay Anacor, as described in "(b)" of this Section 4.10, for conducting the activities allocated to Anacor in the Product Development Plan. Unless agreed otherwise by the Parties, Anacor will not commence any work or incur such expenses for activities that are not set forth in the Product Development Plan. With respect to the activities to be undertaken by Anacor as mutually agreed under this Agreement, Elanco will pay [***] to Anacor per quarter until the end of the Research Term, unless terminated sooner pursuant to Section 4.1 or Article 10, but subject to Section 10.4 or 10.8, for these activities; provided, that the first such payment shall be prorated for the period commencing on the Effective Date and ending on September 30, 2010. Such amounts shall be Anacor's sole compensation for the activities conducted by Anacor under the Product Development Plan. Anacor will conduct the activities allocated to Anacor in the Product Development Plan including a minimum staffing of [***] research teams that consist of [***] scientists each directly involved in activities. For clarity, each team will consist of at least [***] to conduct the activities allocated to Anacor in the Product Development Plan.

  (b)
  For expenses described in "(a)" of this Section 4.10, Elanco will pay Anacor within [***] days of Anacor's electronic submission of invoice via the [***] for any such expenses, provided that Anacor will not submit such invoice for any quarter earlier than [***].

        4.11    Regulatory Approvals of Product.    Elanco will assume all responsibility and related expense for Regulatory Agency approvals of Products in the Field and Territory.

        4.12    Manufacturing of Products.    Elanco will have the exclusive right and obligation in the Field to manufacture, or have manufactured, Products for all development, Regulatory Agency approval, and commercialization purposes in the Field. Elanco will assume all responsibility and related expense for manufacturing and supply of commercial quantities of Products to Elanco customers.

        4.13    Elanco Marketing and Sales of Products.    Elanco will assume all responsibility and related expenses for marketing and sales of Products to Elanco customers.

        4.14    Regulatory Issues and Obligations, Ownership and Survival Rights.    Elanco will own the marketing authorizations, plus the veterinary master file and any foreign equivalents (collectively, "VMF") for Products developed and commercialized by Elanco, at its sole expense, but will assign to Anacor, in perpetuity and free of royalties to Elanco, each such regulatory registration and VMF if Elanco terminates this Agreement during the term of this Agreement other than for Anacor's breach, or if Anacor terminates this Agreement for an Event of Default by Elanco pursuant to Section 10.10.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        4.15    Regulatory / Quality Assurance / Quality Control.    The Parties will allow Regulatory, Quality Assurance and Quality Control personnel from the other Party or its contractors timely and reasonable access to audit trial protocols, pilot scale manufacturing documents, procedures manuals, and other Product development-related items relating to the Product Development Plan or the Design & Development Program. Any such audit shall be conducted no more frequently than once per year unless reasonably required more frequently to timely address regulatory issue(s). The Party conducting the audit will bear all costs and expenses of either Party in connection with such audit.

        4.16    Product Quality.    Elanco will determine, in its sole and reasonable business judgment, Product quality standards including: [***] Elanco will also determine and specify to the Development Committee, in its sole and reasonable business judgment, such Product quality standards that must be included in any manufacturing requirements for Products.

        4.17    Additional Anacor Development Activities.    The Parties acknowledge that Elanco may benefit from Anacor's expertise in conducting certain development activities with respect to Elanco Compounds or Products. Upon Elanco's request, the Parties will discuss the terms under which Anacor would conduct Product development activities for Elanco after the Research Term or outside the scope of the Design & Development Program, at a mutually agreed compensation rate.

ARTICLE V
FINANCIALS

        5.1    Consideration.    Elanco shall notify Anacor within ten (10) days after each achievement of a milestone under Section 5.3, 5.4, 5.5 or 5.6. In each instance for the technology access fees and milestone payments described below, if Elanco fails to pay or opts not to pay the relevant owed payment within [***] days of Elanco's receipt of Notice from Anacor that the relevant payment was not made by the applicable due date, Anacor's rights shall revert as described in Section 2.4.

        5.2    Technology Access Fee.    Within [***] days after the Effective Date, Elanco shall pay a one-time, non-refundable, non-creditable signing fee payment of [***] to Anacor for the licenses granted herein.

        5.3    Development Decision Milestone(s).    Furthermore, if Elanco wishes to maintain its exclusive license rights to Product(s) in the Field in the Territory, Elanco will pay to Anacor not more than [***] days following Elanco's making a positive Development Decision for each Elanco Compound in the Field, a one-time (per Elanco Compound), non-refundable, non-creditable payment of [***]. For clarity, Elanco will make only one (1) payment per Elanco Compound, which includes the lead compound and up to [***] Backup Compounds. Thus, the replacement of a lead Elanco Compound with a Backup Compound does not warrant an additional Development Decision payment.

        5.4    Protocol Concurrence.    Furthermore, if Elanco wishes to maintain its exclusive license rights to the Product(s) and Elanco Compounds in the Field in the Territory, Elanco will pay to Anacor for each Product, not more than [***] days following Elanco's receipt of Protocol Concurrence from a Regulatory Agency, the following:

  a)
  A one-time (per Product), non-refundable, non-creditable payment of [***] for the receipt of Protocol Concurrence for a Product containing an Elanco Compound arising from the [***] Project;

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

  b)
  A one-time (per Product), non-refundable, non-creditable payment of [***] for the receipt of Protocol Concurrence for a Product containing an Elanco Compound arising from a Project other than the [***] Project.

        5.5    Regulatory Agency Submission Milestone(s).    Furthermore, if Elanco wishes to maintain its exclusive license rights to Product(s) and Elanco Compounds in the Field in the Territory, Elanco will pay to Anacor not more than [***] days following Elanco's receipt of the first Regulatory Agency acceptance for filing of Elanco's full or administrative NADA or terminal submission thereof (i.e., a complete regulatory dossier) for each Product in the Field, a one-time (per Product), non-refundable, non-creditable payment of [***]. For clarity, only one payment will be made for a particular Product submitted regardless of the number of countries in which regulatory submissions are made for that Product. As used in this Section 5.5, "acceptance for filing" means the receipt by Elanco or its Affiliate or sublicensee of written notice from the applicable Regulatory Authority that such NADA is officially filed.

        5.6    Regulatory Agency Approval Milestone(s).    Furthermore, if Elanco wishes to maintain its exclusive license rights to Product(s) and Elanco Compounds in the Field in the Territory, Elanco will pay to Anacor not more than [***] days following Elanco's receipt of the first Regulatory Agency approval of Elanco's full or administrative NADA or terminal submission thereof (i.e., a complete regulatory dossier) for each Product in the Field, a one-time (per Product), non-refundable, non-creditable payment of:

  (a)
  [***] for a Product containing an Elanco Compound arising from the [***] Project. For clarity, only one payment will be made for a particular Product approved regardless of the number of countries in which regulatory approvals are granted for that Product;

  (b)
  [***] for a Product containing an Elanco Compound arising from the [***] Project. For clarity, only one payment will be made for a particular Product approved regardless of the number of countries in which regulatory approvals are granted for that Product;

  (c)
  [***] for a Product containing an Elanco Compound arising from each Project selected under Section 4.2(c). For clarity, only one payment will be made for a particular Product approved regardless of the number of countries in which regulatory approvals are granted for that Product.

        5.7    Patent Royalties.    For each Product, Elanco will pay to Anacor on a quarterly basis the following royalties ("Patent Royalties"):

  (a)
  Royalties of [***]% on Net Sales in a calendar year by Elanco, its Affiliates and sublicensees, of a [***] in the Territory, on a Product-by-Product basis during the period that such Product, its manufacture, use, sale, offer for sale or importation is covered by a Valid Claim of any Anacor Patent Rights or Joint Patent Rights in the country of sale. The Parties agree that if a fixed-dose combination Product containing [***] is not commercially viable because of the royalty rates payable to Anacor under this Agreement, the Parties shall, upon Elanco's request, discuss in good faith the inclusion of such combination product as a [***], including an appropriate royalty reduction.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

  (b)
  Royalties of [***]% on Net Sales in a calendar year greater than $0 (Zero), up to and including [***] by Elanco, its Affiliates and sublicensees, for Products other than [***] in the Territory, on a Product-by-Product basis during the period that such Product, its manufacture, use, sale, offer for sale or importation is covered by a Valid Claim of any Anacor Patent Rights or Joint Patent Rights in the country of sale.

  (c)
  Royalties of [***]% on Net Sales in a calendar year greater than [***], up to and including [***] by Elanco, its Affiliates and sublicensees, for Products other than [***] in the Territory, on a Product-by-Product basis during the period that such Product, its manufacture, use, sale, offer for sale or importation is covered by a Valid Claim of any Anacor Patent Rights or Joint Patent Rights in the country of sale.

  (d)
  Royalties of [***]% on Net Sales in a calendar year greater than [***] by Elanco, its Affiliates and sublicensees, for Products other than [***] in the Territory, on a Product-by-Product basis during the period that such Product, its manufacture, use, sale, offer for sale or importation is covered by a Valid Claim of Anacor Patent Rights or Joint Patent Rights in the country of sale.

        5.8    Know-How Royalties.    If, for a given Product and country, there is no Valid Claim of any Anacor Patent Rights or Joint Patent Rights in the country of sale that covers the Product or its manufacture, use, sale, offer for sale or importation, then Elanco will pay to Anacor on a quarterly basis royalties at a rate that is [***] of the Patent Royalties.

        5.9    Royalty Reduction for Generic Products.    If, in any country where a Product is sold in exercise of the license granted to Elanco by Anacor hereunder where there is at least one Valid Claim covering such Product, and Generic Products are sold by any Third Party and such Generic Products achieve [***] or more share of total units of products in the segment in which the relevant Products compete in such country in a calendar quarter, then each of the Patent Royalties, with respect to such country and such Product shall be reduced by [***] for the subsequent calendar quarter and thereafter; provided that if such market share of such Generic Products is less than [***] in any calendar quarter thereafter, the royalty reduction under this Section 5.9 shall no longer apply, commencing with the subsequent calendar quarter. This reduction applies on a Product-by-Product and country-by-country basis, and may simultaneously be in effect with respect to multiple Products and countries.

        5.10    Royalty Term.    Royalties under Sections 5.7 and 5.8 shall be payable on a Product-by-Product and country-by-country basis from the First Commercial Sale of such Product in such country until the later of (a) the expiration of all Valid Claims of the Anacor Patent Rights and Joint Patent Rights in such country covering the Product or its manufacture, use, sale, offer for sale or importation, and (b) [***] years after the First Commercial Sale of such Product in such country (the "Royalty Term" for such Product and country).

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        5.11    Audits.    Upon request via Notice from Anacor, Elanco will permit an independent auditing firm selected by Anacor and approved by Elanco, not to be unreasonably withheld, to have access during normal business hours to such of the records of Elanco as may be reasonably necessary to verify the accuracy royalty payments of Elanco relating to amounts paid or payable to Anacor hereunder in respect of any calendar year ending not more than thirty-six (36) months prior to the date of such request. Except as described in the next paragraph, all such audits will be conducted at the expense of Anacor and not more than once in each calendar year. In the event that Elanco restates or otherwise has made an adjustment to the royalty payable to Anacor for any particular royalty reporting period, Elanco shall certify upon the disclosure of such resatement or payment of such adjustment that no further adjustment or payments to Anacor are required after such payment or disclosure.

        In the event such independent auditing firm concludes that additional payments of any kind as required by this Agreement were owed to Anacor during such period, the additional amounts will be paid within sixty (60) days of the date Anacor delivers to Elanco such independent auditing firm's written report so concluding. The fees charged by such accountant will be paid by Anacor, unless the audit discloses that the amounts payable by Elanco for the audited period exceed $50,000 (Fifty Thousand Dollars) or are more than ten percent (10%) of the amounts actually paid for such period, in which case Elanco will pay the reasonable fees and expenses charged by the independent auditing firm.

        Elanco will include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to Elanco, to keep and maintain sufficient records of Product sales and Net Sales pursuant to such sublicense, and to grant access to such records to Elanco to the same extent required of Elanco under this Agreement.

        The Parties agree that all information subject to review under this Section 5.11 or under any sublicense agreement is confidential and that it will cause its independent auditing firm to retain all such information in confidence.

        5.12    Royalty Payment Terms.    Royalties shown to have accrued by each royalty report provided for under this Agreement will be due and payable on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date. Any underpayments or overpayments with respect to any prior period will be added (including any accrued interest thereon) or deducted, as the case may be, from the next quarterly royalty payment following the identification of such underpayment or overpayment.

        5.13    Royalty Reports.    Royalty reports are due for each calendar quarter [***] days after the end of the quarter. For each calendar quarter, the royalty report will set out on a Product-by-Product basis, Net Sales and the royalty amount due.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        5.14    Withholding of Taxes.    Any withholding of taxes levied by tax authorities outside the United States on the milestone and royalty payments hereunder will be borne by Anacor. If any such withholding tax is levied by such tax authorities, Elanco will deduct such tax from the sums otherwise payable by it hereunder, shall pay such tax to the proper tax authorities on behalf of Anacor, and shall promptly furnish Anacor with documentation of such payment. Elanco agrees to cooperate with Anacor in the event Anacor claims exemption from such withholding or seeks deductions under any double taxation or other similar treaty or agreement from time to time in force, such cooperation to include providing receipts of payment of such withheld tax or other documents reasonably available to Elanco. Elanco will assist Anacor in minimizing the amount required to be so withheld or deducted. The recipient of any transfer under this Agreement of Patent Rights, Technology, Candidate Compounds, Elanco Compounds or Products, as the case may be, shall be solely responsible for any sales, use, value added, excise or other taxes applicable to such transfer.

        5.15    Exchange Controls.    Except as otherwise provided in this Agreement, all payments to be made by Elanco pursuant to this Agreement will be paid in U.S. Dollars by wire transfer to a bank account designated by Anacor in writing. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country where Product is sold, payment will be made through such lawful means or methods as Elanco may determine. When in any country the law or regulations prohibit both the transmittal and deposit of royalties on sales or any other payments due under this Agreement in such a country, royalty payments due by Elanco to Anacor in respect of sales in such country will be suspended for as long as such prohibition is in effect, and as soon as such prohibition ceases to be in effect, all payments that Elanco would have been obligated to transmit or deposit, but for the prohibition, will forthwith be deposited or transmitted promptly to the extent allowable, as the case may be. If the royalty rate specified in this Agreement should exceed the permissible rate established in any country, the royalty rate for sales in such country will be adjusted to the highest legally permissible or government-approved rate.

        5.15    Interest on Late Payments.    If either Party fails to pay any payment due under this Agreement on or before the date such payment is due, as provided in this Agreement, such late payment shall bear interest, to the extent permitted by applicable law, at the prime rate as of the date of U.S. Mail postmark of the relevant payment if sent by U.S. Mail, or otherwise on the date of receipt of payment, as published in The Wall Street Journal and found on the wsj.com website at the following link or its successor site:

http://interactive5.wsj.com/edition/resources/documents/mktindex.htm? rates.htm plus three percentage points (3.0 p.p.), as calculated on the number of days the relevant payment is delinquent from and including the date payment is due through and including the date upon which the owed Party has collected immediately available funds in its own account.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

ARTICLE VI
INVENTIONS AND PATENT RIGHTS

        6.1    Disclosure of Inventions.    Each Party will promptly disclose to the other Party the patentable Inventions arising under this Agreement made by its employees, contractors or agents.

        6.2    Anacor Inventions and Patent Rights.    All right, title and interest in all Anacor Inventions, Anacor Technology and Anacor Patent Rights will be owned by Anacor.

        6.3    Elanco Inventions and Patent Rights.    All right, title and interest in all Elanco Inventions, Elanco IP and Elanco Patent Rights will be owned by Elanco.

        6.4    Joint Inventions and Joint Patent Rights.    Subject to Section 6.8, all right, title and interest in all Joint Inventions and Joint Patent Rights will be owned jointly by Elanco and Anacor in accordance with joint ownership interests of co-inventors under U.S. patent laws (that is, each Party shall have full rights to license, assign and exploit such Joint Inventions (and any Joint Patent Rights) anywhere in the world, without any requirement of gaining the consent of, or accounting to, the other Party), subject to the licenses granted herein and subject to any other intellectual property held by such other Party; provided however, responsibility for patent filing with respect to Joint Inventions will be as set forth in Section 6.8; and provided further that, except in connection with a permitted assignment of this Agreement pursuant to Section 11.5, neither Party may assign its interest in any Joint Invention or Joint Patent Right unless Notice of such assignment has been first given to the other Party and the assignee agrees via Notice to be bound by the terms of this Agreement with respect to the interest so assigned, and the right of first refusal having been extended to the other Party. In the event either Party decides to commercially exploit or license to any Third Party any rights or interests in Joint Inventions or Joint Patent Rights inside the Field but outside the scope of the license granted in Section 2.1, in any jurisdiction in which the consent of joint owners is required for such exploitation or grant of such license, the other Party agrees that it will not unreasonably withhold its consent, nor require payment in connection with granting such consent.

        Anacor may develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) any rights in Joint Inventions or Joint Patent Rights outside the Field in any jurisdiction. Elanco will not develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or with or to any Third Party) any rights in Joint Inventions or Joint Patent Rights outside the Field in any jurisdiction, nor prevent Anacor from so doing. To the extent that any law requires the consent of Elanco for Anacor to develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) any rights in Joint Inventions or Joint Patent Rights outside the Field in any jurisdiction, the execution of this Agreement is deemed to be the giving of such consent by Elanco.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        Elanco may (and only Elanco may) develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) Products under Joint Inventions or Joint Patent Rights inside the Field in any jurisdiction. Anacor will not develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or with or to any Third Party) any Products under Joint Inventions or Joint Patent Rights inside the Field in any jurisdiction, nor prevent Elanco from so doing. To the extent that any law requires the consent of Anacor for Elanco to develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) any rights in Joint Inventions or Joint Patent Rights inside the Field in any jurisdiction, the execution of this Agreement is deemed to be the giving of such consent by Anacor.

        6.5    Cooperation of Employees.    Each Party represents and agrees that all its employee(s), contractor(s) and agent(s) will be obligated under a binding written agreement to assign to such Party, or as such Party will direct, all Inventions made or conceived by such employee(s), contractor(s) or other agent(s) in connection with this Agreement.

        6.6    Anacor Patent Rights.    Anacor will have sole responsibility for and control over the filing, prosecution, maintenance and enforcement of the Anacor Patent Rights, at Anacor's expense, subject to the remainder of this Section 6.6. Anacor will keep Elanco informed regarding the status and prosecution of all patent applications and patents included in such Anacor Patent Rights that are licensed to Elanco pursuant to Section 2.1. To the extent that such Anacor Patent Rights pertain to the Field, Elanco will be provided in a timely manner with copies of all correspondence with the U.S. Patent & Trademark Office (or the applicable foreign patent office) and with the opportunity to review and comment upon any papers, responses or other filings prepared by Anacor for submission to the said offices in advance of their filing, and Anacor will reasonably consider any reasonable comments that are provided by Elanco in a timely manner.

        No later than March 1st of each calendar year (or within ninety (90) days of the Effective Date, in the case of the first Program Year) during the term of this Agreement, Anacor will provide Elanco with a report describing the status of the Anacor Patent Rights licensed to Elanco pursuant to Section 2.1. Such report will include, at a minimum, the patent application and patent number, country(ies), filing date, issue date, expiration date and other relevant information.

        If Anacor determines it will not seek Patent Rights with respect to any potentially patentable Anacor Invention, or if Anacor files Anacor Patent Rights in one or more countries but subsequently determines, on a country-by-country basis, that it will not file, prosecute or maintain any patent or patent application within the Anacor Patent Rights licensed to Elanco pursuant to Section 2.1 (except for abandonment of a patent application in favor of a patent application subsequently filed for purposes of continuing the prosecution of Anacor Patent Rights claiming the inventions included in the abandoned patent application), then Anacor will give Elanco the timely opportunity to direct Anacor to continue to prosecute or maintain the patent application or patent in Anacor's name and at Elanco's expense.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        6.7    Elanco Patent Rights.    Elanco will have sole responsibility for and control over the filing, prosecution, maintenance and enforcement of the Elanco Patent Rights, at Elanco's expense, subject to the remainder of this Section 6.7. Elanco will keep Anacor informed regarding the status and prosecution of all patent applications and patents included in such Elanco Patent Rights that are licensed to Anacor pursuant to Section 2.3. To the extent that such Elanco Patent Rights pertain to outside the Field, Anacor will be provided in a timely manner with copies of all correspondence with the U.S. Patent & Trademark Office (or the applicable foreign patent office) and with the opportunity to review and comment upon any papers, responses or other filings prepared by Elanco for submission to the said offices in advance of their filing, and Elanco will reasonably consider any reasonable comments that are provided by Anacor in a timely manner.

        No later than March 1st of each calendar year during the term of this Agreement, Elanco will provide Anacor with a report describing the status of the Elanco Patent Rights licensed to Anacor pursuant to Section 2.3. Such report will include, at a minimum, the patent application and patent number, country(ies), filing date, issue date, expiration date and other relevant information.

        If Elanco determines it will not seek Patent Rights with respect to any potentially patentable Elanco Invention, or if Elanco files Elanco Patent Rights in one or more countries but subsequently determines, on a country-by-country basis, that it will not file, prosecute or maintain any patent or patent application within the Elanco Patent Rights licensed to Anacor pursuant to Section 2.3 (except for abandonment of a patent application in favor of a patent application subsequently filed for purposes of continuing the prosecution of Elanco Patent Rights claiming the inventions included in the abandoned patent application), then Elanco will give Anacor the timely opportunity to direct Elanco to continue to prosecute or maintain the patent application or patent in Elanco's name and at Anacor's expense.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        6.8    Joint Patent Rights.    Anacor will have the first right to assume responsibility for the preparation, filing, prosecution and maintenance of any Joint Patent Rights in each country or region of the Territory where the Parties mutually determine that it is commercially reasonable to do so, using outside patent counsel reasonably acceptable to Elanco, and will keep Elanco reasonably informed of, and consult with Elanco with respect to, the status and prosecution of all patent applications and patents included in such Joint Patent Rights and Anacor will reasonably consider any reasonable comments that are provided by Elanco in a timely manner. Anacor will share equally with Elanco the reasonable out-of-pocket expenses incurred in connection with such preparation, filing, prosecution and maintenance of Joint Patent Rights. Elanco will reimburse Anacor for Elanco's share of such expenses within thirty (30) days after receipt of invoice from Anacor (including supporting documentation, upon written request of Elanco). If Anacor elects not to assume such responsibility, Elanco will have the right but not the obligation to do so, and will keep Anacor reasonably informed of, and consult with Anacor with respect to, the status and prosecution of all patent applications and patents included in such Joint Patent Rights; and in such event, Anacor will bear one-half the reasonable out-of-pocket expenses of preparation, filing, prosecution and maintenance thereof. If Elanco assumes such responsibility but Anacor fails or declines to pay its one-half share of expenses within the thirty (30) day period, Elanco may add to amounts due and owing to Elanco such share of unpaid expense. Notwithstanding the foregoing, either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent Right in a country or jurisdiction, in which case: (a) the disclaiming Party shall, if requested in writing by the other Party, assign its ownership interest in such Joint Patent Right in such country or jurisdiction to the other Party for no additional consideration, and shall no longer be responsible for any expenses in connection with the prosecution and maintenance thereof; and (b) if such assignment is effected, any such Joint Patent Right would thereafter be deemed an Anacor Patent Right in the case of assignment to Anacor, or an Elanco Patent Right in the case of assignment to Elanco; provided, however, that the disclaiming party would have an immunity from suit under such Patent Right in the applicable country or jurisdiction. In addition, any Joint Patent Right that becomes an Anacor Patent Right pursuant to the preceding sentence shall be excluded from the license granted to Elanco in Section 2.1 but shall continue to be an Anacor Patent Right for purposes of Sections 5.7 through 5.10.

        6.9    Patent Term Extension.    Anacor will cooperate with Elanco in obtaining patent term extension or supplemental protection certificates and the like with respect to the Anacor Patent Rights and Joint Patent Rights for Products in the Field as to which Elanco is licensed under this Agreement, in each country and region where it is possible to do so; provided, however, that Elanco shall not apply for any such extension, certificates or the like without the prior written consent of Anacor, such consent not to be unreasonably withheld, and Anacor shall have final decision-making authority with respect to the Anacor Patent Rights. Elanco shall be solely responsible for all expenses incurred in connection with such activities with respect to Products.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

ARTICLE VII
INFRINGEMENT; ENFORCEMENT

        7.1    Infringement Claims.    If the manufacture, sale or use of a Product pursuant to this Agreement results in, or may result in, any claim, suit or proceeding by a Third Party alleging patent infringement by Anacor or Elanco (or its licensees or sublicensees), or by an Affiliate of Anacor or Elanco, such Party will promptly notify the other Party hereto via Notice. The Party subject to such Third Party claim will have the exclusive right to defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its own choice; provided, however, that (a) neither Party will enter into any settlement which admits or concedes that any aspect of the Patent Rights (including Joint Patent Rights) of the other Party is invalid or unenforceable without the prior written consent of said other Party, (b) Anacor shall have the right to participate in any defense by Elanco related to infringement of Third Party patents by Anacor Patent Rights, Anacor Technology or Anacor Inventions utilized in Products in the Field, at Anacor's expense, and (c) Elanco shall not settle any such claim, suit or proceeding related to infringement of Third Party patents by Anacor Patent Rights, Anacor Technology or Anacor Inventions utilized in Products in the Field without the prior written consent of Anacor, such consent not to be unreasonably withheld. The Party subject to the Third Party claim will keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding. Should Elanco decide not to actively defend or fail within a reasonable time period after Notice to defend any such claim, suit, or proceedings by a Third Party relating to Anacor Patent Rights, then Anacor will be entitled to take over, at its option, the right to defend such infringement proceedings and the control of any such defense, at its cost.

        As a result of an infringement claim [***].

        7.2    Enforcement of Joint Patent Rights.    Anacor and Elanco will each promptly notify the other via Notice of any alleged or threatened infringement of the Joint Patent Rights of which they become aware. Anacor and Elanco will then confer and may agree jointly to prosecute any such infringement in the Field. If the Parties do not agree on whether or how to proceed with enforcement activity within the Field (a) within ninety (90) days following the Notice of alleged infringement or (b) ten (10) business days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then Elanco may commence litigation with respect to the alleged or threatened infringement in the Field at its own expense. In the event that Elanco does not commence litigation within five (5) business days of the above-specified date, Anacor may do so, at Anacor's expense. In the event a Party brings an infringement action against a Third Party, the other Party will cooperate fully, including, if required to bring such action, the furnishing of a power of attorney.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation (whether by way of settlement or otherwise) will be first allocated to reimbursement of unreimbursed legal fees and expenses incurred by the Party initiating the proceeding, then toward reimbursement of any unreimbursed legal fees and expenses of the other Party, and then the remainder will be divided between the Parties as follows: (y) if the award is based on lost profits in the Field and Elanco brought the action, Elanco will receive an amount equal to the damages the court determines Elanco has suffered as a result of the infringement less the amount of any royalties that would have been due to Anacor on sales of Products lost by Elanco or any Affiliate or sublicensee of Elanco as a result of the infringement had Elanco or any Affiliate or sublicensee of Elanco made such sales, and Anacor will receive an amount equal to the royalties and other payments it would have received under Article V if such sales had been made by Elanco or any Affiliate or sublicensee of Elanco; and (z) for any actions brought by Anacor, and as to awards other than those based on lost profits in any action brought by Elanco, [***] to the Party initiating such proceedings and [***] to the other Party.

        7.3    Enforcement of Anacor Patent Rights in the Field.    Anacor shall have the sole right, but not the obligation, to commence and control any legal action or proceeding, or the filing of any counterclaim, related to any alleged infringement of the Anacor Patent Rights ("Action") in the Field in the Territory. In the event that Anacor elects, in its sole discretion, to undertake such an Action, Elanco agrees to reasonably cooperate with Anacor, including providing access to all necessary documents, executing all papers and performing such other acts as may be reasonably required for such Action, including consenting to be joined as a Party plaintiff in such Action. Anacor shall control such Action, and Anacor may enter into settlements, stipulated judgments or other arrangements respecting such infringement; provided, however, Anacor shall not settle or make any agreement that would have a material adverse effect on Elanco's rights under this Agreement, without the prior written consent of Elanco. Anacor shall keep Elanco reasonably apprised of the progress of any such Action. Elanco may, at its option and sole expense, be represented by counsel of its choice, but all other costs associated with any such Action shall be at the sole expense of Anacor. In any Action, any damages or other recovery, including compensatory and other non-compensatory damages or recovery actually received from a Third Party, shall first be used first to reimburse Anacor for its unreimbursed costs and expenses incurred in connection with such Action, and then to reimburse Elanco for its unreimbursed costs and expenses incurred in connection with such Action. Any remaining damages or other recovery shall be retained [***] by Anacor and [***] by Elanco; provided, to the extent that any portion of such remaining damages or other recovery are identified as lost sales suffered by Elanco as a result of such Third Party infringement, such portion shall be treated as Net Sales and Elanco shall pay Anacor the applicable royalty on such Net Sales and retain the balance.

        7.4    Enforcement of Elanco Patent Rights in the Field.    Elanco shall have the sole right, but not the obligation, to commence and control any legal action or proceeding, or the filing of any counterclaim, related to any alleged infringement of the Elanco Patent Rights in the Territory. Elanco shall keep Anacor reasonably apprised of the progress of any such action. Any damages or other recovery from any such action, including compensatory and other non-compensatory damages or recovery actually received from a Third Party, shall first be used to reimburse Elanco for its costs and expenses incurred in connection with such action. To the extent that such damages relate to loss suffered by Elanco as a result of such Third Party infringement in the Field, the remaining damages or other recovery shall be treated as Net Sales and Elanco shall pay Anacor the applicable royalty on such Net Sales and retain the balance.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

ARTICLE VIII
CONFIDENTIALITY

        8.1    [***].    As of the Effective Date, the Parties are bound by a [***] (collectively, the "Evaluation Agreements"). The Parties agree that all activities under the Evaluation Agreements that are not completed as of the Effective Date shall be conducted under this Agreement and shall be subject to the terms and conditions of this Agreement. Should there be any conflict between the Evaluation Agreements and this Agreement, the provisions of this Agreement shall prevail.

        8.2    Nondisclosure; Non-Use; Exceptions.    Neither Anacor nor Elanco shall publish or disclose to any Third Party, including its independent contractors, any or all Confidential Information of the other Party without the advance execution of a binding confidentiality agreement between the Third Party and the disclosing Party and advance approval of the other Party. Neither Anacor nor Elanco shall disclose to any Third Party or use for any purpose other than as provided in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any Confidential Information of the other Party, unless such Party can demonstrate that such information:

  (a)
  Was known to the receiving Party or to the public prior to disclosure by the disclosing Party under this Agreement, as shown by written records;

  (b)
  Becomes known to the public from a source other than the receiving Party;

  (c)
  Is disclosed to the receiving Party on a non-confidential basis by a Third Party having a legal right to make such disclosure;

  (d)
  Is required to be disclosed by law or judicial order; provided, however, the receiving Party shall promptly notify the disclosing Party and shall not disclose any information without the disclosing Party's prior written consent or until the disclosing Party has exhausted any legal actions it may take to prevent or limit the requested disclosure; or

  (e)
  Is independently developed by the receiving Party not having access to the disclosing Party's Confidential Information.

        8.3    Survival of Confidentiality and Non-Use Obligations.    Such obligations of confidentiality and non-use shall survive expiration or termination of this Agreement for a period of [***] years from the effective date of such termination or expiration. Notwithstanding the foregoing, Elanco's confidentiality period shall be extended such that Elanco's obligations of confidentiality, non-disclosure and non-use under this Agreement shall remain in full force and effect indefinitely with respect to the GSK Agreement and related documents (together, "GSK Information"), except to the extent that the obligations of confidentiality, non-disclosure and non-use under the GSK Agreement no longer apply to the applicable GSK Information. Anacor shall promptly notify Elanco upon the termination of its obligations of confidentiality, non-disclosure and non-use under the GSK Agreement.

        8.4    Authorized Disclosure.    Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

  (a)
  filing or prosecuting patents relating to Joint Patent Rights;

  (b)
  filings submitted to a Regulatory Agency to the extent necessary for obtaining marketing approvals for Products in the Field;

  (c)
  prosecuting or defending litigation;

  (d)
  complying with applicable governmental regulations;

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

  (e)
  as necessary in order for Elanco or Anacor to exercise its rights including subcontracting under this Agreement;

  (f)
  conducting pre-clinical or clinical trials of Products;

  (g)
  disclosure on a "need to know" basis to Affiliates, sublicensees, employees, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article VIII; and

  (h)
  disclosure to any bona fide potential or actual investor or collaborator, investment banker, acquirer, merger partner, or other potential or actual financial partner; provided that each such disclosee must be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article VIII.

ARTICLE IX
INDEMNIFICATION; REPRESENTATIONS & WARRANTIES

        9.1    Liabilities; Indemnification by Elanco.    Except to the extent such liability is caused by the negligence or willful misconduct of any Anacor Indemnitee, Elanco will bear all liabilities arising from Elanco's (and its Affiliates' and sublicensees') development, regulatory approval, manufacture, marketing and sales of Products in the Field. Except to the extent such liability is caused by the negligence or willful misconduct of any Anacor Indemnitee or Anacor's breach of this Agreement, Elanco will at all times during and after the term of this Agreement be responsible for, and will defend, indemnify and hold Anacor and its Affiliates and their respective directors, officers, employees and contractors (collectively, the "Anacor Indemnitees") harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including reasonable attorneys' fees, arising out of any claim by any Third Party to the extent resulting or arising from (a) Elanco's breach of its obligations under this Agreement; (b) the negligence or willful misconduct of any Elanco Indemnitees in their performance hereunder; (c) the development, manufacture, use or sale of Products by Elanco or its Affiliates or sublicensees; (d) any breach by Elanco of any of its covenants, representations or warranties set forth in this Agreement; or (e) [***]. Anacor will give Elanco prompt Notice of any such claim or lawsuit and, without limiting the foregoing indemnity, Elanco will have the right to compromise, settle or defend such claim or lawsuit (to the extent subject to indemnity by Elanco as set forth herein); provided that (i) no offer of settlement, settlement or compromise by Elanco shall be binding on Anacor without its prior written consent (which consent shall not be unreasonably withheld or delayed), unless such settlement fully releases Anacor without any liability, loss, cost or obligation incurred by Anacor and (ii) Elanco shall not have authority to admit any wrongdoing or misconduct on the part of Anacor or its Affiliate except with Anacor's prior written consent.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        9.2    Liabilities; Indemnification by Anacor.    Except to the extent such liability is caused by the negligence or willful misconduct of any Elanco Indemnitee, Anacor will bear all liabilities arising from Anacor's (and its Affiliates' and licensees') development, regulatory approval, manufacture, marketing and sales of products outside the Field, and Products that have reverted to Anacor. Except to the extent such liability is caused by the negligence or willful misconduct of any Elanco Indemnitee or Elanco's breach of this Agreement, Anacor will at all times during and after the term of this Agreement be responsible for, and will indemnify, defend and hold Elanco and its Affiliates and their respective directors, officers, employees and contractors (collectively, the "Elanco Indemnitees") harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including reasonable attorneys' fees, arising out of any claim by any Third Party to the extent resulting or arising from (a) Anacor's uncured breach of its obligations under this Agreement; (b) the negligence or willful misconduct of any Anacor Indemnitees in their performance hereunder; (c) the development, manufacture, use or sale of products outside the Field or of Products that have reverted to Anacor by Anacor or its Affiliate(s) or licensee(s); (d) any breach by Anacor of any of its covenants, representations or warranties set forth in this Agreement; or (e) [***]. Elanco will give Anacor prompt Notice of any such claim or lawsuit and, without limiting the foregoing indemnity, Anacor will have the right to compromise, settle or defend any such claim or lawsuit (to the extent subject to indemnity by Anacor as set forth herein); provided that (i) no offer of settlement, settlement or compromise by Anacor shall be binding on Elanco without its prior written consent (which consent shall not be unreasonably withheld or delayed), unless such settlement fully releases Elanco without any liability, loss, cost or obligation incurred by Elanco and (ii) Anacor shall not have authority to admit any wrongdoing or misconduct on the part of Elanco or its Affiliate except with Elanco's prior written consent.

        9.3    Anacor Representations & Warranties to Elanco.    As of the Effective Date, Anacor represents and warrants that it owns all right and title to, or owns the exclusive rights to, the Anacor Patent Rights, the Anacor Research IP and the Anacor Technology licensed by Elanco hereunder, and that it has the right to enter into this Agreement. Anacor represents and warrants that, as of the Effective Date, [***]. Anacor represents and warrants that Anacor will accurately verify whether a development opportunity being considered by Elanco under this Agreement conflicts with the GSK Agreement.

        9.4    Representations & Warranties of the Parties to Each Other.    Anacor and Elanco each represent and warrant that, as of the Effective Date, execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of such Party, its officers and directors and does not conflict with, violate, or breach any agreement to which either Elanco or Anacor is a party, or either Party's articles of incorporation or bylaws.

        9.5    Warranty and Disclaimer Concerning Intellectual Property.

          (a)   As of the Effective Date, each Party represents and warrants to the other that it has not been notified of any patent rights of any Third Party, other than patent rights of Third Parties that are licensed to such Party, that would prevent either Party from exercising the licenses granted herein, or would prevent either Party from carrying out the Product Development Plan as contemplated as of the Effective Date.

          (b)   Further, as of the Effective Date, each Party represents and warrants to the other that it does not have any actual knowledge of any patent rights of any Third Party, other than patent rights of Third Parties that are licensed to such Party, that would prevent either Party from carrying out the Product Development Plan as contemplated as of the Effective Date.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

          (c)   Without limiting the generality of the foregoing, each Party expressly does not warrant (i) the success of any research or development activities commenced under the Product Development Plan or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

        9.6    No Other Representations or Warranties.    EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, IS MADE OR GIVEN BY OR ON BEHALF OF A PARTY. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

        9.7    No Consequential Damages.    NEITHER PARTY HERETO WILL BE LIABLE TO THE OTHER PARTY FOR PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 9.7 IS INTENDED TO LIMIT OR RESTRICT THE DAMAGES AVAILABLE FOR BREACHES OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE VIII. FOR CLARITY, THIS SECTION 9.7 DOES NOT APPLY TO THE PARTIES' INDEMNIFICATION RIGHTS AND OBLIGATIONS UNDER SECTIONS 9.1 AND 9.2.

ARTICLE X
TERM & TERMINATION

        10.1    Term.    Except as otherwise provided in this Agreement, the term of this Agreement will commence on the Effective Date and will end on the expiration or termination of the royalty payment obligations under this Agreement.

        10.2    Expiration of License.    The license for the Territory and Field granted by Anacor to Elanco pursuant to Section 2.1 and all other rights granted to Elanco (other than those expressly stated to continue after expiration or termination of this Agreement), will cease upon the earlier of:

          (a)   expiry of the term of this Agreement pursuant to Section 10.1; or

          (b)   termination of this Agreement pursuant to Section 10.8 or Section 11.4; or

          (c)   termination of this Agreement by Anacor or by Elanco pursuant to Section 10.10.

    Subject to the foregoing, expiration of all Anacor Patent Rights and Joint Patent Rights covering a particular Product will not preclude Elanco from continuing to market and sell such Product or to use such Product after the term.

The license granted by Elanco to Anacor in Section 2.3 will cease upon termination of this Agreement by Elanco for Anacor's uncured breach, and will survive expiration of this Agreement pursuant to Section 10.1 and any other termination of this Agreement.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        10.3    Effects of Termination.    Upon termination of this Agreement by Anacor pursuant to Section 10.10 or by Elanco pursuant to Section 10.8, the following will apply:

          (a)    Trademarks.    Elanco will assign to Anacor all right, title and interest in and to the trademarks owned by Elanco under Section 2.6 and used in connection with Products.

          (b)    Regulatory Materials.    Elanco will assign to Anacor those regulatory materials as provided in Section 4.14.

          (c)    Transition Assistance.    Except upon termination of this Agreement by Elanco for Anacor's breach, Elanco will, at no cost to Anacor, provide reasonable consultation and assistance for a period of no more than [***] days for the purpose of transferring or transitioning to Anacor, all Elanco Inventions not already in Anacor's possession and, at Anacor's request, all then-existing commercial arrangements relating specifically to Elanco Compounds and Products that Elanco is able, using reasonable commercial efforts, to transfer or transition to Anacor, in each case, to the extent reasonably necessary or useful for Anacor to commence or continue developing, manufacturing, or commercializing Products. The foregoing shall include transferring, upon request of Anacor, any agreements with Third Party suppliers or vendors that specifically cover the supply or sale of Elanco Compounds or Products. If any such contract between Elanco and a Third Party is not assignable to Anacor (whether by such contract's terms or because such contract does not relate specifically to Elanco Compounds or Products) but is otherwise reasonably necessary or useful for Anacor to commence or continue developing, manufacturing, or commercializing Products or if Elanco manufactures Products itself (and thus there is no contract to assign), then Elanco shall reasonably cooperate with Anacor to negotiate for the continuation of such license and/or supply from such entity, and Elanco shall supply such bulk Elanco Compound or finished Product, as applicable, to Anacor, for a reasonable period (not to exceed [***] months) until Anacor establishes an alternate, validated source of supply for the Products. The cost to Anacor for such supply shall be at the cost to Elanco for such supply.

          (d)    Remaining Inventories.    Elanco shall have the right for a period of [***] from the date of termination, and subject to any payments due to Anacor under Article V, to sell any or all of the inventory of Elanco Compounds and Products held by Elanco as of the date of termination (that are not committed to be supplied to any Third Party or sublicensee, in the ordinary course of business, as of the date of termination).

          (e)    License Upon Breach.    [***]

        10.4    Anacor Termination For Cause and Consideration.    If Anacor terminates this Agreement pursuant to Section 10.10 for an Elanco Event of Default, Anacor will retain all sums paid to it by Elanco, and Elanco will promptly pay all sums accrued which are then due and payable to Anacor. If such termination is effective prior to [***]. If such termination is effective prior to [***].

        10.5    Elanco Termination For Cause and Consideration.    If Elanco terminates this Agreement pursuant to Section 10.10, Anacor will return all sums paid to it by Elanco under Section 4.10 less the sum of all amounts incurred or irrevocably committed by Anacor in connection with its activities under the Product Development Plan through the effective date of termination.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        10.6    Surviving Obligations.    Upon expiration or termination of this Agreement, the obligations which by their nature are intended to survive expiration or termination of this Agreement, will survive. In addition and without limiting the generality of the foregoing, Sections 2.3(a), 2.4, 5.11, 5.15, 6.2, 6.3, 6.4, 6.8, 7.2 and 10.2-10.11 and Articles VIII, IX, XI and XII shall survive any expiration or termination of this Agreement.

        10.7    Existing Obligations.    Expiration pursuant to Sections 10.1 or 10.2 above, or termination pursuant to Sections 10.8, 10.10 or 11.4 of this Agreement for any reason, will not relieve the Parties of any obligation that accrued prior to such expiration or termination.

        10.8    Termination At Will.    Subject to the provisions of this Agreement, Elanco may terminate this Agreement prior to the first Regulatory Agency approval of an NADA for a Product, upon (a) [***] days' written Notice to Anacor if delivered [***] and (b) [***] days' written Notice to Anacor if delivered thereafter, and promptly pay all sums accrued which are then due and payable to Anacor, which shall include, if such termination Notice is delivered prior to [***], or if such termination Notice is delivered after [***]. Promptly following effectiveness of such termination, Elanco shall pay Anacor for all sums accrued during the [***]-day notice period. If such termination is effective prior to the [***].

        10.9    Accrued Obligations.    The expiration or termination of this Agreement or the Design & Development Program will not relieve the Parties of any obligation that accrued prior to such expiration or termination.

        10.10    Events of Default.    An event of default ("Event of Default") will have occurred and this Agreement may be terminated by the Party first named in each paragraph below in the following circumstances:

          (a)    Material Breach.    Subject to Section 10.10, by the non-breaching Party, if the breaching Party fails to remedy a material breach of this Agreement within [***] days after Notice thereof detailing the breach has been given to the breaching Party by the non-breaching Party.

          (b)    Failure of Elanco to Pay.    By Anacor, if Elanco fails to make any payment as required under this Agreement within the period(s) identified in this Agreement after such payment becomes payable, and such failure is not remedied within [***] days after Notice thereof from Anacor. Should there be a dispute between the Parties regarding payment, such dispute shall be referred to appropriate management for resolution within [***] days after such dispute is referred and if unresolved shall then be referred to the Chief Executive Officer of Anacor and the President of Elanco for attempted resolution within [***] days after such dispute is so referred, for those disputes where the disputed amount is less than [***]. For those disputes where the disputed amount is equal to or greater than [***], such major disputes, and any minor disputes not resolved pursuant to the preceding sentence, shall be resolved according to Article XII below. Should amounts be owed following the end of such [***]day period or the completion of the dispute resolution process, as applicable, any late amounts shall be subject to interest under Section 5.15.

          (c)    Bankruptcy.    By either Party, upon a proceeding in bankruptcy that is not dismissed within [***] days, insolvency, dissolution or winding up of the other Party.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        10.11    Default Remedies.

          (a)    Default Remedies Available to Elanco.    In the event that an Event of Default occurs that is caused by Anacor, and Anacor fails to cure such default within the applicable cure period under Section 10.10, Elanco may elect to either (i) terminate this Agreement and/or (ii) continue this Agreement in full force and effect, in accordance with its terms, in each case (i) and (ii) without limiting any other legal or equitable remedies that Elanco may have.

          (b)    Default Remedies Available to Anacor.    In the event that an Event of Default occurs that is caused by Elanco, and Elanco fails to cure such default within the applicable cure period under Section 10.10, Anacor may elect to either (i) terminate this Agreement and/or (ii) continue this Agreement in full force and effect, in accordance with its terms, in each case (i) and (ii) without limiting any other legal or equitable remedies that Anacor may have.

        10.12    Termination Not Sole Remedy.    Termination is not the sole remedy under this Agreement, and, whether or not termination is effected, all other remedies will remain available except as the Parties have expressly agreed to otherwise herein.

ARTICLE XI
MISCELLANEOUS

        11.1    Separate Entities / Disclaimer of Agency.    Anacor and Elanco are and will remain separate independent entities. This Agreement will not constitute, create or otherwise imply a joint venture, partnership or formal business organization of any kind. Each Party to this Agreement will act as an independent contractor and not as an agent or legal representative of the other. Neither Party will have the right or authority to assume, create or incur any Third Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other Party except as expressly set forth in this Agreement.

        11.2    Press Releases & Disclosures.    Neither Party will submit for written or oral publication any document, data, or other information generated and provided by the other Party during the term of this Agreement without first obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld and which decision regarding consent will be communicated no later than [***] days from the date of receipt of the request, especially as it relates to releases required by local fiscal reporting laws, filing regulations, stock rules or other applicable laws relating to the Party or any Affiliate of the Party. The contributions of each Party will be noted in all publications, presentations, and press releases.

        11.3    Publicity.    Until the later of First Commercial Sale by Elanco of the first Product, or public announcement by a Regulatory Agency of its approval of such Product for commercial sale, neither Party will disclose to the public, any information about this Agreement, including its existence, without the prior written consent of the other Party, which decision regarding consent will be communicated no later than [***] days from the date of receipt of the request, except that if such disclosure is required for local fiscal reporting laws, filing regulations or stock exchange rules relating to the Party or any Affiliate of the Party, comments and consent shall be delivered upon the earlier of: (a) the opening of business on the morning for the Party for whom such disclosure is required; or (b) [***] days. Furthermore, neither Party shall use in advertising, publicity or otherwise the name or any trademark of the other Party without prior written consent.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        11.4    Force Majeure.    If either Party is affected by any extraordinary, unexpected and unavoidable event, including acts of God, floods, fires, riots, terrorism, war, accidents, labor disturbances, breakdown of plant or equipment, lack or failure of transportation facilities, unavailability of equipment, sources of supply or labor, raw materials, power or supplies, infectious diseases of animals, or by the reason of any law, order, proclamation, regulation, ordinance, demand or requirement of the relevant government or any sub-division, authority or representative thereof (provided that in all such cases the Party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care) ("Force Majeure"), it will as soon as reasonably practicable notify the other Party of the nature and extent thereof and take all reasonable steps to overcome the Force Majeure and to minimize the loss occasioned to that other Party. Neither Party will be deemed to be in breach of this Agreement or otherwise be liable to the other Party by reason of any delay in performance or nonperformance of any of its obligations hereunder to the extent that such delay and nonperformance is due to any Force Majeure of which it has notified the other Party and the time for performance of that obligation will be extended accordingly. Notwithstanding the foregoing sentence, should the Force Majeure continue for more than three (3) months, then the other Party shall have the right to terminate this Agreement immediately upon Notice of termination delivered to the affected Party.

        11.5    Assignment.    This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that each of the Parties may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of the portion of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction or, in the case of Anacor, the creation of a special purpose corporation or design and development limited partnership. Any permitted assignee will assume all obligations of its assignor under this Agreement in writing prior to the assignment. Any purported assignment in violation of the preceding sentences will be void.

        11.6    Notices.    Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other Party (a "Notice") will be delivered in writing by one of the following means: delivered personally; by facsimile (and promptly confirmed by personal delivery or courier); by a reputable, commercial courier; or by U.S. mail postage prepaid (where applicable), and addressed to such other Party at its address indicated below, or to such other address as the addressee will have last furnished in writing to the addressor by Notice. Such Notices will be effective within three (3) business days of the postmark or transmittal date or when delivered to the addressee, whichever is earlier.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

If to Anacor:
Anacor Pharmaceuticals, Inc. 1020 East Meadow Circle Palo Alto, CA 94303-4230
Attention:	Chief Executive Officer
Fax:	650-543-7660
If to Elanco:
Elanco Animal Health Greenfield Laboratories 2500 Innovative Way Greenfield, IN 46140
Attention:	Legal Department
Fax:	317-276-9434

        11.7    Execution of Agreement.    This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

        11.8    Waiver.    The waiver by a Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

        11.9    Entire Agreement.    This Agreement and the Exhibits hereto (which Exhibits are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto, including the Existing Agreements, which are hereby terminated in accordance with their terms. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties.

        11.10    Headings.    The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

        11.11    Severability.    In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the Parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose. During the period of such negotiation, and thereafter if no substituted provision is agreed upon, any such provision which is enforceable in part but not in whole shall be enforced to the maximum extent permitted by law.

        11.12    Successors and Assigns.    Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns under this Agreement.

        11.13    No Third Party Beneficiaries.    No person or entity other than Anacor, Elanco and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

        11.14    Governing Law; Jurisdiction.    This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware applicable therein, without regard to any conflict of law principles. In the event that either Party files suit against the other Party, such suit shall be brought in the United States District Court in the state of New York.

        11.15    Performance by Affiliates.    Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party's obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party's Affiliate of any of such Party's obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party's Affiliate.

ARTICLE XII
DISPUTE RESOLUTION

        12.1    Dispute Resolution.    Subject to Section 10.10(b), in the event of a dispute, controversy or claim under or relating to this Agreement (a "Dispute"), the Parties shall refer such dispute to the Chief Executive Officer of Anacor and the President of Elanco for attempted resolution by good faith negotiations within [***] days after such referral is made. In the event such executives are unable to resolve such Dispute within such [***]-day period, the Parties agree to submit the Dispute for non-binding mediation (with the understanding that the role of the mediator shall not be to render a decision but to assist the Parties in reaching a mutually acceptable resolution), for a period of not more than thirty (30) business days. In the event such Dispute remains unresolved following mediation, either Party may invoke any legal remedies in a court or judicial body of competent jurisdiction to resolve such dispute. Any such legal remedies in a court or judicial body of competent jurisdiction shall be conducted in the English language.

        12.2    No Delay in Unrelated Payments.    In the event of a Dispute, a Party shall have no right to toll or delay any payment or other obligation in this Agreement unrelated to the Dispute as a result of the Dispute.

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

ARTICLE XIII
COMPLIANCE WITH LAWS

        13.1    Mutual Covenant.    Each Party shall ensure that it and its activities under this Agreement shall at all times comply with all applicable laws, regulations and industry codes. Each party represents that any funds paid to the other pursuant to this Agreement are not proceeds of any illegal activity.

        13.2    Notice of Inspections.    Anacor shall provide Elanco with immediate notice of any governmental or regulatory review, audit or inspection of its facility, processes, or products that might relate to the goods, software, or services furnished Elanco under this Agreement. Anacor shall provide Elanco with the results of any such review, audit or inspection. Elanco shall be given the opportunity to provide assistance to Anacor in responding to any such review, audit or inspection.

        13.3    Books and Records.    During the term of this Agreement and for a period of three (3) years thereafter, the records of each Party relating to the performance of its duties and obligations under this Agreement shall be open to inspection and subject to audit and reproduction by the other Party or other Party's agent or representative, subject to the applicable terms of this Agreement.

        13.4    Anti-Corruption Laws.    In carrying out their responsibilities under this Agreement, the Parties shall comply with all applicable anti-corruption laws in the countries where the Parties have their principal places of business and where they conduct activities under this Agreement. Additionally, the Parties understand and agree to comply with the U.S. Foreign Corrupt Practices Act, as revised, which generally prohibits the promise, payment or giving of anything of value either directly or indirectly to any government official for the purpose of obtaining or retaining business or any improper advantage. For purposes of this section, "government official" means any official, officer, representative, or employee of, including any doctor employed by, any non-U.S. government department, agency or instrumentality (including any government-owned or controlled commercial enterprise), or any official of a public international organization or political party or candidate for political office. Additionally, each Party represents and warrants to the other Party that neither it nor any of its owners, directors, employees, agents, consultants (1) is a government official, or (2) will directly or indirectly pay or give or promise to pay or give anything of value to any government official for purposes of (A) influencing any act or decision of such government official in his official capacity; (B) inducing such government official to do or omit to do any act in violation of the lawful duty of such official; (C) securing any improper advantage; or (D) inducing such government official to use his influence with the government or instrumentality thereof to affect or influence any act or decision of the government or such instrumentality with respect to any activities undertaken relating to this Agreement. Additionally, the Parties will make reasonable efforts to comply with requests for information, including answering questionnaires and narrowly tailored audit inquiries, to unable the other Party to ensure compliance with applicable anti-corruption laws.

        13.5    Early Termination.    The Parties agree that a breach of the anti-corruption commitments in Section 13.4 shall be considered a material breach of this Agreement and that either Party may immediately seek all remedies available under law and equity including termination of this Agreement if it believes, in good faith, that the warranties under the anti-corruption commitments in Section 13.4 have been breached by the other Party without owing to the other any damages or indemnification resulting solely from such termination.

[Signature page follows]

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

EXECUTED
Signed on behalf of	)
Eli Lilly and Company, operating through	)
its Elanco Animal Health division	)
by an authorized officer in the presence	)
of:
[***] Signature of Witness		[***] Signature of Authorized Officer
[***] Name of Witness (please print)		[***] Name of Authorized Officer (please print)
August 25, 2010 Date Signed
Signed on behalf of	)
Anacor Pharmaceuticals, Inc.	)
by an authorized officer in the presence	)
of:
/s/ Geoffrey Parker Signature of Witness		/s/ David P. Perry Signature of Authorized Officer
Geoffrey Parker Name of Witness (please print)		David Perry, CEO Name of Authorized Officer (please print)
8/24/10 Date Signed

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

EXHIBIT A
PRODUCT DEVELOPMENT PLAN

High level Product Development Plan [***]

[***]

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EXHIBIT B
CRITERIA TO ESTABLISH A POC STUDY

[To be attached within thirty (30) days after the Effective Date]

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EXHIBIT C
DEVELOPMENT DECISION CRITERIA

[***]

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EXHIBIT D
DEVELOPMENT COMMITTEE MEMBERS AND PRIMARY CONTACT PERSONS

For Elanco:
          [***]

[***] THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.